Income Taxes - Schedule of Income Tax Expense Differs from the Amount of Income Tax (Details)	12 Months Ended
	Sep. 30, 2024	Sep. 30, 2023
Schedule of Income Tax Expense Differs from the Amount of Income Tax [Abstract]
Computed “expected” tax benefit	(21.00%)	(21.00%)
Increase (decrease) in income taxes resulting from:
State taxes, net of federal benefit	(7.10%)	(7.10%)
Permanent differences	6.10%	2.60%
Increase in the valuation reserve	24.80%	30.30%
Income tax benefit differs total	2.80%	4.80%